UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2010

ZOOM TELEPHONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-107
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2010, Zoom Telephonics, Inc. (the “Company”) entered into a series of agreements with Jiangsu Leimone Electronics Co., Ltd. (“Jiangsu Leimone”), a wholly-owned subsidiary of Zoom Technologies, Inc., pursuant to which the Company transferred its rights to the “zoom.com” domain name to Jiangsu Leimone and granted certain trademark rights to Jiangsu Leimone in exchange for 80,000 shares of common stock of Zoom Technologies, Inc.  A description of each of the agreements entered into as part of this transaction is included below.

On October 18, 2010, Zoom Telephonics, Inc. (the “Company”) entered into a Binding Letter Agreement (the “Letter Agreement”) with Jiangsu Leimone, Zoom Technologies, Inc. (“Zoom Technologies”), and Tianjin Tong Guang Group Digital Communication Co. Ltd (“TCB Digital”).  Under the terms of the Letter Agreement, the Company and TCB Digital agreed to terminate the License Agreement by and between the Company and TCB Digital dated January 28, 2009, as of the date of the Letter Agreement.  In addition, the Company agreed to provide Zoom Technologies with a limited right of first refusal in the event the Company determines in the future to sell any of the Company trademarks identified in the Letter Agreement.

Pursuant to the Letter Agreement, in exchange for the Company entering into the Letter Agreement as well as the agreements described below, Zoom Technologies agreed to issue the Company 80,000 shares of common stock of Zoom Technologies.  The shares of common stock issued to the Company are restricted securities and are subject to the following restrictions on transfer:  (i) up to 20,000 shares may be transferred after the six month anniversary of the date of the Letter Agreement; (ii) up to 40,000 shares may be transferred after the nine month anniversary of the date of the Letter Agreement; (iii) up to 60,000 shares may be transferred after the twelve month anniversary of the date of the Letter Agreement; and (iv) all 80,000 shares may be transferred after the fifteenth month anniversary of the date of the Letter Agreement.

On October 18, 2010, the Company entered into a Domain Assignment and Transfer Agreement with Jiangsu Leimone pursuant to which the Company transferred its rights to the “zoom.com” domain name to Jiangsu Leimone.

On October 18, 2010, the Company entered into a Trademark Purchase and Assignment Agreement with Jiangsu Leimone pursuant to which the Company assigned its rights to certain of the Company’s trademarks in the People’s Republic of China to Jiangsu Leimone.  On the same date the Company and Jiangsu Leimone entered into a License Back Agreement in the People’s Republic of China pursuant to which the Jiangsu Leimone granted the Company a non-exclusive license to use such trademarks in the People’s Republic of China in connection with the Company’s goods and services.

For countries other than China, the Company has retained ownership of the Company’s trademarks.  Pursuant to a License Agreement with Jiangsu Leimone dated October 18, 2010, the Company granted Jiangsu Leimone an exclusive, perpetual license to use certain of the Company’s trademarks worldwide (except for the People’s Republic of China) in connection with Jiangsu Leimone’s goods and services.

Jiangsu Leimone is a wholly-owned subsidiary of Zoom Technologies.  On January 28, 2009, Zoom Technologies entered into a Share Exchange Agreement (the “Agreement”) with TCB Digital, TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu, a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du, a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion.  In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of the Company, to its stockholders, by distributing and transferring its assets and liabilities to the Company and issuing a dividend of the Company’s shares to its stockholders.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2010, pursuant to the Letter Agreement, the Company and Jiangsu Leimone agreed to terminate the License Agreement by and between the Company and TCB Digital dated January 28, 2009, as of the date of the Letter Agreement.  A description of the circumstances surrounding the termination is included in Item 1.01.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 18, 2010, the Company completed the disposition of the “zoom.com” domain name and certain trademark rights to Jiangsu Leimone pursuant to the agreements described in Item 1.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1
Binding Letter Agreement by and between Jiangsu Leimone Electronics Co., Ltd., Zoom Technologies, Inc., Zoom Telephonics, Inc., Tianjin Tong Guang Group Digital Communication Co. Ltd, dated as of October 18, 2010.

10.2	License Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.3	Domain Assignment and Transfer Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.4	Trademark Purchase and Assignment Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.5	License Back Agreement in the Peoples Republic of China by and between Jiangsu Leimone Electronics Co., Ltd. and Zoom Telephonics, Inc., dated as of October 18, 2010.
99.1	Press release dated October 20, 2010 of Zoom Telephonics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2010	ZOOM TELEPHONICS, INC.

	By:	/s/ Frank B. Manning
Frank B. Manning, President& CEO and Acting Chief Financial Officer

Exhibit Number	Exhibit Description
10.1
Binding Letter Agreement by and between Jiangsu Leimone Electronics Co., Ltd., Zoom Technologies, Inc., Zoom Telephonics, Inc., Tianjin Tong Guang Group Digital Communication Co. Ltd, dated as of October 18, 2010.

10.2	License Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.3	Domain Assignment and Transfer Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.4	Trademark Purchase and Assignment Agreement by and between Zoom Telephonics, Inc. and Jiangsu Leimone Electronics Co., Ltd., dated as of October 18, 2010.
10.5	License Back Agreement in the Peoples Republic of China by and between Jiangsu Leimone Electronics Co., Ltd. and Zoom Telephonics, Inc., dated as of October 18, 2010.
99.1	Press release dated October 20, 2010 of Zoom Telephonics, Inc.

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